EXHIBIT 10.22


                               UNLIMITED GUARANTY


         In consideration of financial accommodations given or to be given or continued to DRINKS AMERICAS INC., hereinafter called "Borrower," by BANK LEUMI USA hereinafter called "Bank," and the benefits to be obtained therefrom by the undersigned, the undersigned irrevocably and unconditionally guarantee to the Bank, payment when due, whether by acceleration or otherwise, of any and all liabilities of the Borrower to the Bank, in the aggregate at any one time outstanding plus all interest thereon and all attorneys' fees, costs and expenses of collection incurred by the Bank in enforcing any of such liabilities. This is a guaranty of payment and not of collection.

         The term "liabilities of the Borrower" shall include all liabilities, direct or indirect, absolute or contingent, joint, several or independent, secured or unsecured, liquidated or unliquidated, contractual or tortious of the Borrower now or hereafter existing, due or to become due to, or held or to be held by, the Bank for its own account or as agent for another or others, whether created directly or acquired by assignment or otherwise.

         The undersigned waive notice of acceptance of this guaranty and notice of any liability to which it may apply, and waive presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking other action by the Bank against, and any other notice to, any party liable thereon (including the undersigned).

         The Bank may at any time and from time to time (whether or not after revocation or termination of this guaranty) without the consent of, or notice to, the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part:

(1) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any liability of the Borrower, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the liabilities of the Borrower as so changed, extended, renewed or altered;

         (2) sell, exchange, release, surrender, substitute, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the liabilities hereby guaranteed or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

         (3) exercise or refrain from exercising any rights against the Borrower or others (including the undersigned), or any security or otherwise act or refrain from acting;

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         (4) settle or compromise any liability hereby guaranteed, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Bank and the undersigned; and

         (5) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Bank regardless of what liability or liabilities of the Borrower remain unpaid.

         No failure by the Bank to file, record or otherwise perfect any lien or security interest, nor any improper filing or recording, nor any failure by the Bank to insure or protect any security nor any other dealing (or failure to deal) with any security by the Bank, shall impair or release the obligations of the undersigned hereunder.

         No invalidity, irregularity or unenforceability of all or any part of the liabilities hereby guaranteed or of any security therefor shall affect, impair or be a defense to this guaranty, and this guaranty is a primary obligation of the undersigned.

         This guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. As to each of the undersigned, this guaranty shall continue until written notice of revocation signed by such undersigned, or until written notice of the death of such undersigned (which shall be deemed a notice of revocation hereunder) shall in each case have been actually received by the Bank, notwithstanding a revocation by, or the death of, or complete or partial release for any cause, of any one or more of the remainder of the undersigned, or of the Borrower or of any one liable in any manner for the liabilities hereby guaranteed or for the liabilities (including those hereunder) incurred directly or indirectly in respect thereof or hereof, and notwithstanding the dissolution, termination or increase, decrease or change in personnel, management, shareholders or members of any one or more of the undersigned which may be corporations, partnerships or other entities. Written notice as above provided shall be the only means of revocation or termination of this guaranty, notwithstanding the fact that for periods of time there may be no outstanding liabilities of the Borrower. No revocation or termination hereof shall affect in any manner the effectiveness and applicability of this guaranty, or any rights of the Bank or the obligations of the undersigned hereunder, with respect to (a) liabilities of the Borrower which shall have been created, contracted, assumed or incurred prior to receipt by the Bank of written notice of such revocation or termination, (b) all extensions, renewals or modifications of any of the liabilities referred to in (a) above made after receipt by the Bank of such written notice, or (c) liabilities of the Borrower which shall have been created, contracted, assumed or incurred after receipt by the Bank of such written notice pursuant to any contract entered into by the Bank prior to its receipt of such notice or which are otherwise related to or connected with liabilities of the Borrower theretofore arising or transactions theretofore entered into.

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         The Bank at all times and from time to time shall have the right to require the undersigned to deliver to the Bank as security for the liabilities of the undersigned hereunder, collateral security, original or additional, satisfactory to the Bank.

         All property of the undersigned shall be held by the Bank subject to a lien and as security for any and all liabilities of the undersigned. The term "property of the undersigned" shall include all property of every description, now or hereafter in the possession or custody of or in transit to the Bank for any purpose, including safekeeping, collection or pledge, for account of the undersigned, or as to which the undersigned may have any right or power. The balance of every account of the undersigned with, and each claim of the undersigned against, the Bank existing from time to time, shall be subject to a lien and subject to be set off against any and all liabilities of the undersigned and the Bank may at any time or from time to time at its option and without notice appropriate and apply toward the payment of any of the liabilities of the undersigned the balance of each such account of the undersigned with, and each such claim of the undersigned against, the Bank. The term "property of the undersigned" shall also include any and all book-entry U.S. Treasury bills and other book-entry securities purchased on behalf of the undersigned and maintained in an account at the Bank, which may have a related account at a bank which is a member of the Federal Reserve System. The undersigned authorizes the Bank to serve as its bailee and agent with respect to the aforementioned book-entry Treasury bills and other book-entry securities and to take such action and to execute and deliver such documents on behalf of the undersigned as the Bank deems necessary or desirable in order to perfect the Bank's security interest therein. The undersigned hereby gives notice to the Bank, in-the Bank's capacity as bailee and agent, of the Bank's security interest in the aforementioned book-entry Treasury bills and other book-entry securities. The Bank may at any time and from time to time, without notice, transfer into its own name or that of its nominee any of the property of the undersigned.

         Upon the happening of any of the following events (each an "Event of Default"): any representation or warranty of the undersigned in this guaranty or in any other writing or statement furnished to the Bank at any time in connection with this guaranty shall prove to be false, incorrect or misleading, or the undersigned shall default in the performance or observance of any agreement or covenant in this guaranty or any other agreement or instrument entered into or made in connection with this guaranty, or the death or insolvency of the Borrower or the undersigned, or failure of the undersigned to deposit such collateral as may be demanded by the Bank, or failure of the undersigned to furnish to the Bank, or cause the Borrower to furnish to the Bank, such information respecting the condition or operations, financial or otherwise, of the undersigned or the Borrower as the Bank may from time to time reasonably request, or suspension of business of the Borrower or the undersigned, or the issuance of any warrant of attachment against any of the property of the Borrower or the undersigned, or the making by the Borrower or the undersigned of an assignment for the benefit of creditors, or a trustee or receiver being appointed for the Borrower or the undersigned or for any property of either of them, or any proceeding being commenced by or against the Borrower or the undersigned under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, moratorium, receivership, liquidation or dissolution law or statute, then and in any such event, and at any time thereafter, the Bank may, without notice to the Borrower or the undersigned, make the liabilities of the Borrower to the Bank, whether or not then due, immediately due to and payable hereunder as to the undersigned, and the Bank shall be entitled to enforce the obligations of the undersigned hereunder.

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         Upon nonpayment when due of any of the liabilities of the Borrower or the undersigned to the Bank, the Bank may immediately or at any time or times thereafter without demand or notice to the Borrower or the undersigned and without advertisement, all of which are hereby expressly waived, sell, resell, assign and deliver all or part of said "property of the undersigned" at any Brokers' Board or Exchange, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith may grant options. Upon each such sale the Bank may purchase the whole or any part of such property, free from any right of redemption, which is hereby waived and released.

         In the case of each such sale, or of any proceedings to collect any liabilities of the undersigned, the undersigned shall pay all costs and expenses of every kind for collection, sale or delivery, including reasonable attorneys' fees, and after deducting such costs and expenses from the proceeds of sale or collection, the Bank may apply any residue to pay any liabilities of the undersigned, who shall continue liable for any deficiency, with interest.

         Without limiting the Bank's rights under any other agreement, upon the date notice of revocation or termination of this guaranty is received, or upon the occurrence of an Event of Default hereunder or under any of the loan documents evidencing or relating to the liabilities of the Borrower, any obligations owed by the Borrower to the undersigned in connection with any extension of credit or financial accommodation by the undersigned to or for the account of the Borrower are hereby subordinated to the liabilities of the Borrower, and such obligations of the Borrower to the undersigned, if the Bank so requests, shall be collected, enforced and received by the undersigned as trustee for the-Bank and shall be paid over to the Bank on account of the liabilities of the Borrower without reducing or affecting in any manner the liability of the undersigned under other provisions of this guaranty.

         The undersigned shall not exercise any right of subrogation which it may have at any time otherwise as a result of this guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) until all of the liabilities of the Borrower have been paid in full. If any amount is paid to the undersigned on account of subrogation rights the undersigned may otherwise have under this guaranty, when the liabilities of the Borrower shall have not been paid in full, the amount shall be held in trust for the benefit of the Bank and shall be promptly paid to the Bank to be credited and applied to the liabilities of the Borrower.

         If claim is ever made upon the Bank for repayment, return, restoration or other recovery of any amount or amounts received by the Bank in payment or on account of any of the liabilities of the Borrower and the Bank repays all or part of said amount: (a) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preferential transfer, fraudulent conveyance, impermissible setoff or a diversion of trust funds; or (b) for any other reason,

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including (without limitation) by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Bank or any of its property, or (ii) any settlement or compromise of any such claim effected by the Bank with any such claimant (including the Borrower), then and in such event the undersigned agree that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any liability of the Borrower, and the undersigned shall be and remain liable to the Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Bank. The undersigned hereby indemnify and shall reimburse and hold the Bank harmless for the amount so repaid and for all other claims, actions, suits, proceedings, liabilities, losses, costs and expenses of every kind (including, without limitation, the disbursements, expenses and fees of the Bank's attorneys) that may be imposed upon, incurred by or asserted against the Bank (i) in connection with defending any such claim for repayment and collecting such amount from the undersigned, or
(ii) otherwise arising out of or related directly or indirectly to this guaranty (including, without limitation, any action, suit or proceeding between the undersigned and the Bank, whether on this guaranty or otherwise). The provisions of this paragraph shall survive the termination of this guaranty, and any satisfaction and discharge of the Borrower by virtue of any payment or court order or any state or federal law.

         No delay on the part of the Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modifications or amendment of this guaranty, shall be deemed to be made by the Bank unless the same shall be in writing, duly signed on behalf of the Bank, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of the Bank or the obligations of the undersigned to the Bank in any other respect at any other time.

         The term "Bank" as used throughout this instrument shall be deemed to include BANK LEUMI USA, and all its agencies, branches and departments wherever located.

         Whenever in this instrument the words "attorneys' fees" are used, such fees shall be computed as follows: 15% of the principal, interest and all other sums due and owing to the Bank, or the reasonable value of the services of the attorneys, whichever is greater. The term "Borrower" as used throughout this instrument shall be deemed to include any (a) successor partnership or partnerships if the Borrower is a partnership, and (b) corporation or corporations which succeed to all or substantially all of the assets or business of the Borrower by merger, consolidation or sale of assets if the Borrower is a corporation.

         This guaranty and the rights and obligations of the Bank and of the undersigned hereunder shall be governed and construed in accordance with the laws of the State of New York; and this guaranty is binding upon the undersigned, his, their or its heirs, executors, administrators, successors, or assigns, and shall inure to the benefit of the Bank, its successors or assigns. The undersigned hereby irrevocably submits to the jurisdiction of any New York State or Federal Court located in New York City over any action or proceeding arising out of any dispute between the undersigned and the Bank, and the

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undersigned further irrevocably consents to the service of any process in any such action or proceeding by the mailing of a copy of such process to the undersigned at the address set forth below. In the event of litigation between the Bank and the undersigned over any matter connected with this guaranty, resulting from transactions hereunder or relating to documentation or matters connected with the liabilities of the Borrower, the right to a trial by jury is hereby waived by the Bank and the undersigned. The undersigned also waives the right to interpose any defense, including but not limited to, those defenses based upon fraud or any statute of limitations or any claim of laches and any setoff or claim, deduction or counterclaim of any nature or description in any action or proceeding instituted by the Bank with respect to this guaranty or any matter arising herefrom or relating hereto. To the extent that the undersigned has or may hereafter acquire any immunity from the jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise), with respect to the undersigned or the property of the undersigned, such immunity is hereby irrevocably waived by the undersigned.

         The undersigned, if more than one, shall be jointly and severally liable hereunder, and the term "undersigned" wherever used herein shall mean the undersigned or any one or more of them. Any one signing this guaranty shall be bound hereby, whether or not any one else signs this guaranty at any time.

Dated: New York, New York

the 13th day of May, 2004

   (Individuals sign below)          (Corporation, Partnership, Limited
                                     Liability Company or Limited Liability
                                     Partnership sign below)

                                     DRINKS AMERICAS INC.
--------------------------------     -------------------------------------------
                                     (Name of Corporation, Partnership, Limited
                                     Liability Company Or Limited Liability
                                     Partnership)

                                     By: J. Patrick Kenny
--------------------------------        ----------------------------------------
(Address)
                                        ----------------------------------------


                                     By:
--------------------------------        ----------------------------------------
(Address)
                                        ----------------------------------------

                                        372 Danbury Road, Wilton, CT 06897
                                        ----------------------------------------
                                         (Address)


                             Signature(s) Guaranteed
                         -------------------------------
                                 (Name of Bank)

                       By:
                          ------------------------------
                             (Authorized Signature)

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